                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                  -------------------------------

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15 (d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)   21-Jun-96


                  The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



               The Money Store Inc., as Representative
           Transworld Insurance Company d/b/a Educaid, As Seller
          -----------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


New Jersey                                       22-2293022
Arizona           33-89200                       86-0255348
- ---------------   -----------                    -------------
State or other    (Commission                    (IRS Employer
jurisdiction of   File Number)                   ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey    07083
- ---------------------------------------------------
(Address of principal executive officer)


Regristrant's Telephone Number,
including area code:                             908-686-2000
                                                 -------------


                                n/a
- -------------------------------------------------
(Former name or former address, if changed since last report)

Item 5. Other Events
        ------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders with respect to the following Distribution Dates:




        A-5........................................             21-Jun-96
                                                                    &
                                                                28-Jun-96

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                CLASSNOTES TRUST 1995-I


                                THE MONEY STORE INC., Representative
                                TRANS-WORLD INSURANCE COMPANY, Seller




                                By: /S/ Harry Puglisi
                                -------------------
                                Name:  Harry Puglisi
                                Title: Treasurer
                                       of The Money Store Inc. and
                               Trans-World Insurance Company
                                       d/b/a Educaid


Dated:  June 21-1996

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083
================================================================================
                           CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS  A-5           Determination Date         06/17/96
Cusip # 182743ABO          Distribution Date          06/21/96
                           Record Date                06/19/96
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

          CLASS A-5 NOTES                                                   0.00
          Per $50,000 original principal amount of the Notes            0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

          CLASS A-5 NOTES                                              97,107.50
          Per $50,000 original principal amount of the Notes           52.208333


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

          CLASS A-5 NOTES                                                   0.00
          Per $50,000 original principal amount of the Notes            0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

          CLASS A-5 NOTES                                                   0.00
          Per $50,000 original principal amount of the Notes            0.000000


(iv)   Pool Balance at end of preceding Collection Period         520,790,424.87


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

          CLASS A-5 NOTES                                          93,000,000.00


(vi)   Applicable Interest Rate:
          (a)   In general:
                1.  Auction Rate for the prior Interest Period:

                                   CLASS A-5 NOTES
                                     PERIOD 1                            5.4200%
                                     PERIOD 2                            5.4300%
                                     PERIOD 3                            5.3000%
                                   CURRENT RATE    (Based on Auction)    5.3700%

        2. NET LOAN RATE
                PERIOD 1                                                 6.4700%
                PERIOD 2                                                 6.5950%
                PERIOD 3                                                 6.6200%

          (b) Amount of Interest that would have been paid
              on such Note Distribution Date if Interest was
              calculated instead based on the Net Loan Rate           120,435.00

(vii)  (a)  Service Fee for related Collection Period  (Pro Rata)      31,886.46
            Per $50,000 original principal amount of the Notes         17.143258

       (b)  Service Fee Carryover for related Collection Period
            1.  Distributed                                                 0.00
                  Per $50,000 original principal amount of the Notes    0.000000

            2.  Remaining Balance                                           0.00
                  Per $50,000 original principal amount of the Notes    0.000000


(viii)  Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                          1,162.50
                  Per $50,000 original principal amount of the Notes    0.625000

            2.  Auction Agent Fee  (Pro Rata)                          21,422.29
                  Per $50,000 original principal amount of the Notes   11.517361

            3.  Indenture Trustee Fee  (Pro Rata)                           0.00
                  Per $50,000 original principal amount of the Notes    0.000000

            4.  Eligible Lender Trustee Fee  (Pro Rata)                   675.09
                  Per $50,000 original principal amount of the Notes    0.362950

            5.  Surety Provider Fee  (Pro Rata)                         6,807.08
                  Per $50,000 original principal amount of the Notes    3.659722


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                         0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                             0.00

        (c)  Amount in the Reserve Account                          2,072,485.42


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account                0.00

        (b) Amount in the Pre-Funding Account                      27,007,384.54

(xv)     Aggregate amount if any paid by the Eligible Lender
         Trustee for Additional Financed Student Loans during
         the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-1 NOTES                                           0.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                  have been paid in full)                                   0.00

(xvii)   Aggregate amount (if any) paid for Financed Student
         Loans during the preceding collection period.                      0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are
              30 to 60 days Delinquent                              3,544,009.55


         (b)  Number of Financed Student Loans that are
              61 to 90 days Delinquent                              2,000,553.91


         (c)  Number of Financed Student Loans that are
              91 to 180 days Delinquent                             2,652,763.55


         (d)  Number of Financed Student Loans that are more
              than 181 days Delinquent                                349,166.02


         (e)  Number of Financed Student Loans for which claims
              have been filed with the appropriate Guarantor and
              which are awaiting payment                              241,480.90

(xix)    Parity Percentage          Numerator      581,313,208.67
         as of        04/30/96      Denominator    576,630,627.90        100.81%

(xx)     Excess of amounts deposited into the Collection
         Account with respect to the sale by the Trust of
         Serial Loans over the aggregate Purchase amount
         of such loans (such excess to be distributed to
         Student Holdings)                                              2,222.13

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                             0.00



The Money Store, Inc.



By:  /S/ Harry Puglisi
- -----------------------------------
     Harry Puglisi
      Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                         CLASSNOTES TRUST 1995 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
        CLASS A-5    Determination Date        06/24/96
Cusip # 182743ABO    Distribution Date         06/28/96
                     Record Date               06/26/96
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

            CLASS A-5 NOTES                                                 0.00
            Per $50,000 original principal amount of the Notes          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

            CLASS A-5 NOTES                                            97,107.50
            Per $50,000 original principal amount of the Notes         52.208333


(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

            CLASS A-5 NOTES                                                 0.00
            Per $50,000 original principal amount of the Notes          0.000000

      (B)  Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

            CLASS A-5 NOTES                                                 0.00
            Per $50,000 original principal amount of the Notes          0.000000


(iv)       Pool Balance at end of preceding Collection Period     530,576,422.29


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-5 NOTES                                        93,000,000.00


(vi)       Applicable Interest Rate:
           (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                             CLASS A-5 NOTES
                               PERIOD 1                                  5.4300%
                               PERIOD 2                                  5.3000%
                               PERIOD 3                                  5.3700%
                            CURRENT RATE  (Based on Auction)             5.3700%

           2.  NET LOAN RATE
                PERIOD 1                                                 6.5950%
                PERIOD 2                                                 6.6200%
                PERIOD 3                                                 6.6600%

        (b)   Amount of Interest that would have been paid
              on such Note Distribution Date if Interest was
              calculated instead based on the Net Loan Rate           120,435.00

(vii)   (a)   Service Fee for related Collection Period  (Pro Rata)    32,463.07
                Per $50,000 original principal amount of the Notes     17.453263

        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                               0.00
                   Per $50,000 original principal amount of the Notes   0.000000

              2.  Remaining Balance                                         0.00
                   Per $50,000 original principal amount of the Notes   0.000000


(viii)  Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                        1,162.50
                   Per $50,000 original principal amount of the Notes   0.625000

              2.  Auction Agent Fee  (Pro Rata)                        20,731.25
                   Per $50,000 original principal amount of the Notes  11.145833

              3.  Indenture Trustee Fee  (Pro Rata)                         0.00
                   Per $50,000 original principal amount of the Notes   0.000000

              4.  Eligible Lender Trustee Fee  (Pro Rata)                 677.03
                   Per $50,000 original principal amount of the Notes   0.363997

              5.  Surety Provider Fee  (Pro Rata)                       6,587.50
                   Per $50,000 original principal amount of the Notes   3.541667


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                0.00

(xii)   (a)   Amount of the distribution attributable to amounts
              in the Reserve Account                                        0.00

        (b)   Amount of any other withdrawals from the Reserve
              Account for such Distribution Date                            0.00

        (c)   Amount in the Reserve Account                         2,081,237.61


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)    (a)  Portion (if any) of the distribution attributable
              to amounts on deposit in the Pre-Funding Account              0.00

         (b)  Amount in the Pre-Funding Account                    12,582,756.72

(xv)     Aggregate amount if any paid by the Eligible Lender
         Trustee for Additional Financed Student Loans during
         the preceding collection period                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                      0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                       have been paid in full)                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                             0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are
             30 to 60 days Delinquent                               5,024,848.15


        (b)  Number of Financed Student Loans that are
             61 to 90 days Delinquent                               1,366,365.06


        (c)  Number of Financed Student Loans that are
             91 to 180 days Delinquent                              3,781,769.87


        (d)  Number of Financed Student Loans that are more
             than 181 days Delinquent                                 506,985.10


        (e)  Number of Financed Student Loans for which claims
             have been filed with the appropriate Guarantor and
             which are awaiting payment                               301,289.60

(xix)   Parity Percentage    Numerator        579,039,399.50
        as of    05/31/96    Denominator      573,813,997.48             100.91%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                               9,909.47

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00



The Money Store, Inc.



By:  /S/ Harry Puglisi
- -------------------------------
       Harry Puglisi
       Treasurer